UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

SCEPTER HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-53336	01-0884561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2278 Monitor St.,
Dallas, Texas	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 375-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BZRLD	OTC: PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 22, 2025, Scepter Holdings, Inc.. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report (i) a 1-for-4,000 reverse stock split of its common stock, par value $0.001 per share (“Common Stock”), (ii) a change of the corporate name from Scepter Holdings, Inc. to Adapti, Inc., and (iii) other amendments to the Company’s articles of incorporation. This Form 8-K/A amends the Initial 8-K to disclose the dates that the Company will begin trading on a reverse stock split basis under its new name and symbol.

Item 8.01 Other Events.

Per approval from the Financial Industry Regulatory Authority (“FINRA”), the name change to Adapti, Inc. and the 1-for-4,000 reverse stock split of the Common Stock will become effective at the open of business on May 28, 2025. Accordingly, the Common Stock will begin trading on a post-split basis at the market open on May 28, 2025, under the symbol BRZLD and with the new CUSIP is 813924107. Additionally, FINRA has confirmed that the ticker symbol will, subject to availability, be changed to ADPI beginning 20 business days after May 28, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 of and Section 21E of the Exchange Act. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. Actual results may differ materially from the results anticipated in these forward-looking statements. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our most recent periodic reports filed with the Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by the Company in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	Scepter Holdings, Inc.

	By:	/s/ Adam Nicosia
Adam Nicosia
Chief Executive Officer